UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
AMENDMENT NO. 1 TO
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 30, 2007
National Quality Care, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-19031	84-1215959

(Commission File Number)	(IRS Employer Identification No.)

9033 Wilshire Blvd., Suite 501 Beverly Hills, California	90211

(Address of Principal Executive Offices)	(Zip Code)
(310) 550-6242

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     National Quality Care, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on February 8, 2007 to update and revise the information in the Form 8-K.
ITEM 4.01 CHANGE IN REGISTRANT’S REGISTERED ACCOUNTANT
     On January 30, 2007, Pohl, McNabola, Berg & Co., LLP (“PMB”) notified National Quality Care, Inc. (the “Company”) that it resigned as the Company’s independent registered public accounting firm effective January 30, 2007. PMB’s resignation was necessitated by its recent merger with Helin, Donovan, Trubee & Wilkinson, LLP (“HDTW”). HDTW is located in Austin, Texas, and is also registered with the Public Company Accounting Oversight Board. The name of the post-merger entity is PMB Helin Donovan, LLP (“PMB + HD”). On February 12, 2007, the Audit Committee of the Company’s Board of Directors voted to engage PMB + HD as its independent registered public accounting firm. The Audit Committee’s decision to engage PMB + HD as the Company’s independent registered public accounting firm was ratified by the unanimous vote of the Company’s Board of Directors.
     PMB’s audit reports on the Company’s consolidated financial statements as of and for the two most recent fiscal years and any subsequent interim period preceding PMB’s ceasing to serve as the Company’s independent registered public accounting firm did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.
     During the Company’s two most recent fiscal years and through any subsequent interim period preceding PMB’s ceasing to serve as the Company’s independent registered public accounting firm, there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused PMB to make reference to the subject matter of the disagreements in connection with its reports.
     During our two most recent fiscal years and through any subsequent interim period preceding PMB’s ceasing to serve as the Company’s independent registered public accounting firm, there have been no reportable events within the meaning set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.
     The Company requested that PMB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached hereto as Exhibit 16.1 is a copy of PMB’s letter dated February 13, 2007, stating its agreement with such disclosures.
     During the Company’s two most recent fiscal years and through any subsequent interim period preceding PMB’s ceasing to serve as the Company’s independent registered public accounting firm, neither the Company, nor anyone on its behalf, consulted with HDTW regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was the subject of a disagreement or event identified in Item 304(a)(1)(iv) of Regulation S-B. The Company provided HDTW with a copy of this Form 8-K/A prior to filing it with the Securities and Exchange Commission.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
16.1 Letter from Pohl, McNabola, Berg & Co., LLP on Change in Certifying Accountant.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 14, 2007

NATIONAL QUALITY CARE, INC.
	By:	/s/ Robert M. Snukal
Robert M. Snukal
President and Chief Executive Officer

4